SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 22, 2011

Smart Kids Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-153294	05-0554762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 234, 9768-170 St. Edmonton, AB Canada	T5T 5L4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (780) 222-6257

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 22, 2011, the board of directors of Smart Kids, Inc. (the “Company”) determined, upon advice of management, that the Company’s financial statements and related disclosures included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2010 and the Company’s Quarterly Reports on Form 10-Q for the periods ended September 30, 2010 and December 31, 2010 (including the amended 10-Q/A for December 31, 2010) (together, the “Previously Issued Financial Statements”) should be restated because they contain errors as addressed in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 154, Accounting Changes and Error Corrections. Accordingly, the Previously Issued Financial Statements issued by the Company should not be relied upon. The Company intends to restate the Previously Issued Financial Statements to correct these errors by amending its Annual Report for the year ended June 30, 2010 and its Quarterly Reports for the three months ended September 30, 2010 and six months ended December 31, 2010 (including the amended 10-Q/A for December 31, 2010).

The errors in the Previously Issued Financial Statements relate to software development costs that the Company had capitalized on its balance sheets for June 30, 2010, September 30, 2010, and December 31, 2010 (including the amended 10-Q/A for December 31, 2010).

The Company has determined that the software development cost asset of $406,612 reported in the Company’s Annual Report on Form 10-K for the year ended June 30, 2010 as well as the Company’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2010 and December 31, 2010 (including the amended 10-Q/A for December 31, 2010) included sublicensing fees of $270,000 which did not meet the capitalization criteria of the Financial Accounting Standards Board (“FASB”) Codification (“FASB ASC”) 350-40 “Internal Use Software.” Additionally, internally developed software costs of $136,612 were obsolete as of June 30, 2010 and not impaired in accordance with FASB ASC 350-40 “Internal Use Software.” As of June 30, 2010 the Company had not generated any revenues associated with the internally developed software and removed websites from the internet that operated on this obsolete technology.  As of the date of this Current Report, management of the Company has not had sufficient time to determine the impact of these errors on its financial condition, results of operations or cash flows reported in prior periods.  Accordingly, the financial condition and results of operations disclosed in prior periods can no longer be relied upon.

FOR THE EFFECT OF THE RESTATEMENT OF THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE YEAR ENDED JUNE 30, 2010, PLEASE REFER TO THE AMENDMENTS TO OUR FORM 10-K FOR THE YEAR ENDED JUNE 30, 2010 AND FORMS 10-Q FOR THE PERIODS ENDED SEPTEMBER 30, 2010 AND DECEMBER 31, 2010 (INCLUDING THE 10-Q/A FOR DECEMBER 31, 2010), EXPECTED TO BE FILED BY APRIL 30, 2010 OR A DATE SOON THEREAFTER.

The Company’s Board of Directors and management discussed the matters mentioned herein with De Joya Griffith & Company, LLC, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Kids Group, Inc.

/s/ Richard Shergold
Richard Shergold
Chief Executive Officer
Date: February 24, 2011